                             PROSPECTUS SUPPLEMENT
               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT KG
                 SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

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The Company has received approval to offer a disability waiver under contracts issued in New York. The third paragraph under "7. WITHDRAWALS" on page P-3 of the Profile is deleted and replaced with the following:

    In addition, you may receive your money without a surrender charge if, after the contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least four months. Also, except in New York where not permitted by state law, you may receive your money without a surrender charge if, after the contract is issued, you are diagnosed with a fatal illness or are confined in a medical care facility until the later of one year from the issue date or 90 days.

The last paragraph under "WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?" on page 8 of the Prospectus is amended to read in its entirety as follows:

    You may also withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the Contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

The first paragraph under "REDUCTION OR ELIMINATION OF SURRENDER CHARGE" on page 32 of the Prospectus is amended to read in its entirety as follows:

    The Company will waive the contingent deferred sales charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

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Effective for all Contracts, any portion of an initial net payment (or a subsequent net payment received during the Contract's first fifteen days) allocated to a Sub-Account or to a Guarantee Period Account will be invested as requested and will not be held in the Money Market Portfolio for the Contract's
first fifteen days.   As such, the second and third sentences of the third
paragraph under "A. PAYMENTS" on page 20 are deleted.

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Effective for all New York Contracts, if the Owner revokes the Contract within ten days after receipt, the Company will provide a refund equal to the amount of gross payments. The description of the Free Look Period under "10. OTHER INFORMATION" on page P-4 of the Profile is deleted and replaced by the following:

    FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), we will pay you an amount equal to the value of your contract. This may be more or less than your original payment. If required by applicable state or federal law, we will return your gross payment.

The following sentence is added to "CAN I EXAMINE THE CONTRACT?" on page 9 of the Prospectus: "In New York, you will receive a refund equal to your entire payment."

The following sentence is added at the end of the second paragraph of "B. RIGHT TO REVOKE CONTRACT" on page 20 of the Prospectus:

    Notwithstanding the above, under Contracts issued in New York, the Company will provide a refund equal to the Owner's gross payments.

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The following is added as the fifth paragraph under "PERFORMANCE INFORMATION" on page 14 of the Prospectus:

    The Yield of a Sub-Account investing in a Portfolio other than the Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The Yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

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Supplement Dated September 19, 1997